UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2022

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-33807		26-1232727
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

100 INVERNESS TERRACE E.,	ENGLEWOOD,	COLORADO	80112
(Address of principal executive offices)			(Zip Code)

(303) 706-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	SATS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2022, EchoStar Corporation (the “Company”) announced that Pradman P. Kaul will retire from his positions as President of Hughes Communications, Inc., a wholly owned subsidiary of the Company (“Hughes Communications”) and as President of Hughes Network Systems, LLC, a wholly owned subsidiary of Hughes Communications, effective as of the close of business on December 31, 2022. Mr. Kaul will continue to serve as a member of the Board of Directors of the Company. The Board of Directors has appointed Mr. Kaul to serve as Vice Chair of the Board of Directors effective January 1, 2023. Mr. Kaul will be paid an annual cash retainer of $120,000 for his service as Vice Chair, and will otherwise be eligible to receive the same compensation as is paid to the Company’s non-employee directors.

Also on December 1, 2022, the Company announced that Paul Gaske, the Executive Vice President and General Manager of the North American Division of Hughes Network Systems, LLC, has been appointed to the role of Chief Operating Officer of the Company effective January 1, 2023, and will report to the Company’s Chief Executive Officer. Mr. Gaske, age 68, has served in his current position since 1999. In his current role, he is responsible for HughesNet®, the company’s flagship satellite Internet service; the Company’s managed network services for enterprise customers; the in-flight broadband business; the Company’s defense and intelligence business; and numerous SATCOM services. Mr. Gaske also oversees Hughes manufacturing.

A copy of the press release announcing these matters is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	EchoStar Corporation Press Release dated December 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

Date: December 1, 2022	By:	/s/ Dean A. Manson
Dean A. Manson
Executive Vice President, General Counsel and Secretary